UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________________

SCHEDULE 14A
_________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

(Check the appropriate box):
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

ALLIED GAMING & ENTERTAINMENT, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 1  2025 ©, Allied Gaming and Entertainment, All Rights Reserved.   Clear Strategic Direction with Initiatives Gaining Traction   July 2025  (NASDAQ: AGAE)

 2  Legal Disclaimer  Cautionary Note Regarding Forward-Looking Statements   This presentation contains certain forward-looking statements under federal securities laws. Forward-looking statements may include our statements regarding our goals, beliefs, strategies, objectives, plans, including product and service developments, future financial conditions, results or projections or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “intend” or “continue,” the negative of such terms, or other comparable terminology. Specific forward-looking statements include, but are not limited to, statements regarding our ability to execute on strategic and business plans and drive stockholder value, our projections on Allied Gaming’s future financial performance and expense structure and our beliefs on the impact of Knighted director nominations and other actions of Knighted on the performance of the Company. These statements are subject to known and unknown risks, uncertainties, assumptions and other factors, many of which are outside our control, that may cause actual results to be materially different from those contemplated by the forward-looking statements. The inclusion of such information should not be regarded as a representation by us, or any person, that the objectives of Allied Gaming will be achieved. Important factors, among others, that may affect actual results or outcomes include: risks associated with our strategy, future direction or governance; the substantial uncertainties inherent in the acceptance of existing and future products and services; risks associated with our ability to retain key personnel; risks related to our common stock and the listing of our common stock on the Nasdaq Capital Market; risks associated with intellectual property; uncertainty around current and potential litigation and related legal expenses; and general economic, political and market conditions and events. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein and other risk factors discussed from time to time in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including those factors discussed under the caption “Risk Factors” in our most recent annual report on Form 10-K, filed with the SEC on June 9, 2025, as well as subsequent reports filed with the SEC. Readers are also urged to carefully review and consider the various disclosures we made in such Annual Report on Form 10-K and in subsequent reports with the SEC. We assume no obligation and do not intend to update these forward-looking statements, except as required by law, to reflect events or circumstances occurring after today’s date.

 Allied has a strategic plan for improving returns   3  Catalyze more rapid revenue growth through organic investments, JVs, acquisitions and prudent capital allocation  Organic Growth. Carefully and responsibly invest in opportunities that accelerate growth within our existing businesses  Strategic partnerships. Execute strategic partnerships that are not capital intensive   M&A. Acquisitions/investments in gaming, proprietary content IP, live and experiential entertainment   1  2  3  4

 Company Timeline  4  2019-2022  Allied Esports Entertainment, Inc. begins trading on Nasdaq in August, 2019   Company sells World Poker Tour for 5x P/S valuation, creating significant shareholder value   Ms. Yinghua Chen appointed CEO of company  Authorizes share repurchase program  Concludes strategic review and announces new corporate name of Allied Gaming & Entertainment, Inc. (NASDAQ: AGAE)  2023-2024  Acquires 40% and board control of Z-Tech, boosting revenue and mobile games development capabilities  Forms joint-venture, Skyline Music Entertainment  Renewed naming rights partnership with HP/HyperX  Between announcement of share repurchase plan and end of 2023, Company repurchased ~$2.3 million of shares  Allied Original series: ELEVATED, Presented by Progressive Insurance, renewed for Season 2; WANNABE launched on YES App  Skyline Music Entertainment puts on first event in China  Diversified business operation from esports focus to gaming & Entertainment   2025  Holds first-ever World Mahjong Tour tournament at HyperX Arena   Co-Launches RythmX x Strawberry Music Festival in Macau’s first 50,000-capacity outdoor venue  Strategic investment in production of The Angry Birds Movie 3 through Flywheel Media  Management transition; Mr. Yangyang (James) Li appointed CEO of AGAE and Ms. Yinghua Chen remains CEO of Allied Esports International

EXPANDING INTO A WIDER RANGE OF **GAMING & ENTERTAINMENT**

FULLY EMBRACING BLOCKCHAIN & AI TECHNOLOGIES

ALLIED ESPORTS INTERNATIONAL

- Esports gaming & entertainment venue operation
- Digital content sponsorship & distribution
- Gaming live shows sponsorship & ticketing

ALLIED EXPERIENTIAL ENTERTAINMENT

- Live concert shows organizing, sponsorship & ticketing
- Experiential entertainment venue operation

ALLIED MOBILE ENTERTAINMENT

- Casual mobile gaming development
- Mobile gaming advertisement
- In-game purchase

ALLIED INVESTMENT

- Real assets acquisition & management
- Blockchain technologies integration

5

 Disciplined Capital Allocation Plan   6  Disciplined approach to acquisitions, continuously evaluating opportunities within or aligned with our core areas of expertise and pursuing transactions that offer attractive, risk-adjusted returns  Significant opportunity for Allied to enhance existing assets and to deploy capital at high   rates of return through joint ventures with proven, world class partners  Organic Growth  Stock buybacks to be done opportunistically, when they are an efficient use of capital and support long-term shareholder value  Compelling internal investment opportunities across existing businesses, with the potential to deliver meaningful long-term value to shareholders  Acquisitions  Joint Ventures  Buybacks

 7  Stockholders can take action by written consent  Stockholders can call special meetings   Six of our seven directors are independent  The Audit, Compensation, and Nominating and Governance Committees are composed entirely of independent directors  The Board of Directors holds executive sessions of independent directors  The Board of Directors, with the assistance of the Nominating and Governance Committee, conducts ongoing Board and committee evaluations and self-assessments  Our Board of Directors and senior leadership exercise oversight in respect of corporate-wide matters, including enterprise risk management and sustainability  Our insider trading policy prohibits short sales, frequent trading, and derivative transactions in our equity, as well as hedging, and imposes restrictions on pledging and the use of margin accounts  Our policies include a provision for the recoupment from executives of equity-based compensation in the event of misconduct leading to a financial restatement  The Board establishes special committees to review and evaluate strategic transaction and to mitigate conflict of interest issues  Executive compensation is aligned with performance  Corporate Governance Highlights

 8  8  Refined strategic priorities  Improved existing operations  Increased revenues by 19% YoY in 2024  Business Gaining Traction

 Strong Balance Sheet with Significant Dry Powder  9  BALANCE SHEET (AS OF 3/31/2025)  Cash and Short-term Investments  $70.8 Million  Total Assets  $117.9 Million  Total Liabilities  $45.0 Million  Total Stockholders' Equity  $72.9 Million  AMPLE CAPITAL PROVIDES FLEXIBILITY FOR ALLIED TO IMPLEMENT STRATEGIC  PLAN AND CREATE SIGNIFICANT SHAREHOLDER VALUE

 12 Month Peer Stock Comparison  AGAE also significantly outperforming peer set over prior 3-year, and 5-year periods as of June 25, 2025, the Company’s record date  (1) NIP Group calculations based off initial price of $9 from IPO on July 26, 2024.

 11  11  Disciplined Governance & Management Alignment  DEEP EXPERTISE IN GAMING & ENTERTAINMENT  OPERATING EXPERIENCE IN BOTH NORTH AMERICA AND ASIA  STRATEGIC LONG-TERM FOCUS ON MAXIMIZING VALUE FOR ALL SHAREHOLDERS  MANAGEMENT ALIGNED WITH STOCK PRICE AND SHAREHOLDER INTERESTS  CONSERVATIVE CAPITAL ALLOCATION PHILOSOPHY  MANAGEMENT & BOARD COMPENSATION SIGNIFICANTLY LOWER THAN SIMILAR SIZED PUBLIC COMPANIES

 12  Proxy Related Slides

 Activist Actions Disrupting Business Operations  13  2022  MARCH 2022  Knighted submits a board seat request for Roy Choi  2023  2024  MARCH 2022  Roy Choi rejects offer of Board Observer seat  JULY 2022  Roy Choi does not vote at the AGM for 2022  JUNE 2023  Roy Choi does not vote at the 2023 AGM  MARCH & NOVEMBER 2024  Knighted files lawsuits in both March & November, resulting in significant legal and other unnecessary costs to AGAE from March 2024 through June 2025  2025  Knighted and Choi’s lawsuits have drained company resources, disrupted strategic partnerships that Company spent years to build, and resulted in lost business opportunities.  After 2 years demonstrating Knighted’s lack of interest in working constructively with company and diverting management focus >   JUNE 2025   Knighted runs expensive   proxy battle against the   firm, destroying even more   shareholder value  2025

 Allied’s Current Plan Vs. Knighted’s Plan  14  Allied’s Plan  Drive organic growth by investing in opportunities that accelerate growth within our existing businesses  Execute strategic partnerships that are not capital intensive   Deploy capital towards acquisitions/investments in gaming, proprietary content IP, live and experiential entertainment   Knighted’s Plan  Knighted has never proposed any business plan at all – despite having several years of opportunities to engage with the Company

 15  KNIGHTED WANTED TO BET AGAE’S FUTURE ON   TWO VALUE-DESTROYING PROPOSED ACQUISITIONS  High risk children’s film and digital content creation firm   Negligible revenue at time of proposal  Multiple assumptions for business to realize proposed valuation  Business at odds with AGAE’s strategic direction  TARGET COMPANY 1  Business on the verge of closing and draining cash  Business losing ~$700,000 a month   Required cash infusion from owners in October 2023  Likely needs additional crowdfunding to continue to grow  TARGET COMPANY 2

 Dissident Shareholder - Knighted is Destroying Your Shareholder Value   Trying to take control without paying investors a premium for control  Attempting to control the board without majority ownership   Not a single public statement on capital allocation or operational changes  Refused to engage with the company   Posed high-risk, value-destructive acquisitions that were misaligned with AGAE’s core focus, aimed primarily at executing a one-off M&A transaction to undermine the company’s original identity  Costing the company millions in legal and advisory fees  Taking countless hours of management and board time  We believe that Knighted and Mr. Choi have been engaged in a more than year-long scheme to amass large quantities of AGAE’s stock without appropriate disclosure to AGAE or its stockholders in a coordinated effort to secure Knighted and Mr. Choi’s control over the Board at the Annual Meeting  Knighted wants to take control of your company  Knighted has no strategy or experience   Knighted is wasting shareholder cash, diverting management and board time and jeopardizing valuable assets   16  Knighted is misleading you

 AGAE Board Nominees Highly Qualified   JINGSHENG LU  Extensive expertise in entertainment, gaming, corporate finance, strategic management, and cross-border M&A to the Board in public companies.  Asia Pacific operating and board experience   Decades’ experience operating and serving on boards in Asia Pacific region  Relevant executive and industry experience  Currently CEO and Executive Director of Ourgame; previously co-CEO of Xiamen Xtone Animation Co.  Significant finance/accounting experience  Senior audit manager at Deloitte before becoming CFO of Beijing Int'l Advertising Communication Group  GUANZHOU QIN  Two decades of leadership experience spanning Fortune 500 corporations, public companies, global technology firms, and high-growth startups.  Global operating experience with Asia Pacific expertise  Decades’ experience operating in Asia Pacific region; Finance Director for TripAdvisor and Tencent content business unit, previous senior management roles at Glu Mobile and Aibee Inc.  Relevant executive experience  Currently CFO of Novlead Inc., focusing on corporate financing  Significant finance/strategy experience  Roles of increasing responsibility in finance and strategy throughout career   MAO SUN  Decade of leadership experience in finance, corporate governance, and strategic advisory to public companies  Board experience  Served on boards of multiple publicly traded companies in North America and HK; expertise in corporate governance, strategic planning, financial oversight and advocating for shareholder value  Significant accounting experience  Founding partner of Mao & Ying LLP, an accounting firm; previous experience as audit manager at KPMG in Vancouver  17

 AGAE Board Nominees Highly Qualified   ROY ANDERSON  Accomplished financial executive and audit expert with deep experience advising and leading high-growth companies across the Technology, Media, and Telecommunications (TMT) sectors  Relevant executive and industry experience  CFO of AGAE since October 2021; Prior to AGAE, advised companies across multiple sectors including online media, entertainment, gaming, SaaS, eCommerce, digital marketing, cybersecurity, and AI-driven platforms  Significant finance/accounting/M&A/ public company experience  Served as key member of SEC Practice Group while a Partner at Mazars USA, a global accounting and advisory firm  YUSHI GUO  Proven entrepreneur, management and human resources consultant, and board advisor with over two decades of experience advising leadership teams across industries  Asia Pacific operating experience   Decades’ experience operating in Asia Pacific region  Senior consulting roles at top-tier global firms  Client Partner at Korn Ferry International  consultant at Gallup Consulting  Founder of Panorfinity Consulting Co., Ltd., a consulting firm specializing in management consulting, board advisory, and executive search  Relevant executive experience  Founder and CEO of PanoSoar Management Technology Co., a company dedicated to developing digital platforms  CHI ZHAO  Seasoned professional in public affairs, philanthropy, and stakeholder engagement, with broad experience across government, venture capital, international organizations, and media  Operating experience   Broad experience across government, venture capital, international organizations, and media  Shareholder engagement experience  Previously served as Investor Relations Director at Unity Ventures, Business Engagement Officer at APEC, and as an Independent Consultant for Shareholder Management at the Asian Infrastructure Investment Bank  18

 Knighted’s Candidates Lack Key Attributes  WALTER IVEY DELPH III  Lack of Asia Pacific operating experience   The candidate lacks significant experience operating in Asia Pacific region  Lack of public company executive experience  Has not been a named executive officer in a public company   JENNIFER VAN DIJK  Lack of Asia Pacific operating experience   Lacks any formal operating experience in the Asia Pacific region  Lack of public company experience   Has not been an executive at a public company or served on a public company board  Lack of significant finance/accounting experience  Does not have a CFA, MBA, or CPA or other credential which indicates a knowledge of key financial concepts  ROY CHOI  Lack of interest in engaging with company  Roy has not voted in either of the past two AGM’s and has not engaged with the company other than to propose two value-destroying acquisitions  Lack of focus on Allied’s success  Candidate has many other private ventures with conflicting and sometimes competing interests  Lack of public company experience   Has not been an executive at a public company or served on a public company board  19

 Knighted’s Candidates Lack Key Attributes  PETER CHUN  Lack of Asia Pacific operating experience   The candidate lacks significant experience operating in Asia Pacific region  Lack of gaming industry experience  Does not have deep knowledge of the gaming industry or relevant gaming operating experience  Lack of public company executive experience  Has not been a named executive officer in a public company   HOWARD DONALDSON  ADAM RYMER  Lack of Asia Pacific operating experience   The candidate lacks significant experience operating in Asia Pacific region  Lack of focus on Allied’s success  Candidate involved in ventures with conflicting and sometimes competing interests  Lack of public company experience   Has not been an executive at a public company   20  Lack of Asia Pacific operating experience   The candidate lacks significant experience operating in Asia Pacific region  Lack of focus on Allied’s success  Candidate involved in ventures with conflicting and sometimes competing interests  *Allied is challenging the advance notice of the nomination of Class C nominees proposed by Knighted Pastures.

 21  In Summary  AGAE has laid out a clear-cut strategy for future growth and long-term value creation   The Company has consistently grown revenue, while preserving cash to support strategic initiatives   AGAE continues to be led by a strong management team and board with extensive relevant experience   Knighted Pastures, on the other hand, has shown a clear pattern to undermine progress of the Company, distract management, drive unnecessary costs and take control of the Company from you!   We strongly encourage stockholders to vote “FOR” all of AGAE’s highly qualified board members on the WHITE Proxy Card

 Allied Gaming & Entertainment Companies   Appendix Slides

 23  Allied Esports International  23  HyperX Arena  Mobile Arena  Own and operate HyperX Arena  Own and operate Omen Mobile Arena  Expertise organizing and hosting events and tournaments   Experienced content creators and distributors with originals including:

 AT THE HYPERX ARENA ...   MR. BEAST  VS NINJA

 AT THE HYPERX ARENA ...   THE FAMILY PLAN

 AT THE HYPERX ARENA ...   ALL MLB

 AT THE HYPERX ARENA ...   NETFLIX UNFINISHED BEEF

ALLIED GAMING & ENTERTAINMENT

Programming & Content Snapshot

ALLIED ORIGINALS

Original content produced by Allied, Ninja Vegas '18, ELEVATED, PlayTime with Cup, Odyssey, Allied Esports R6 Minor, CS:GO Legend Series

COMMUNITY PROGRAMMING

Hundreds of weekly and quarterly esports tournaments programming completed in the last 6 years

THIRD PARTY PRODUCTIONS

Riot, Nintendo, Capcom, NHL, NBA2K League, Twitch, Mtn Dew Game Fuel, NASCAR Heat, Trovo Titans

28

 Allied Mobile Entertainment  29  Allied has board control and owns 40% of Z-Tech, a prominent mobile games developer and operator, specializing in the innovation, research, development and operation of premium card and Mahjong casual games.  Fight the Landlord  Everyday Love Mahjong  Balloon Pop Mania  Beijing Lianzhong Zhihe Technology Co. (“Z-Tech”)   Catalogue of proprietary AGAE and Z-Tech mobile games including:

 30  30  Allied Experiential Entertainment  SKYLINE MUSIC ENTERTAINMENT  DEVELOPMENT OF PROPRIETARY SHOW IP  RhythmX Music Festival (Hainan)  Strawberry + RhythmX (Macau)  DEVELOPMENT AND OPERATIONS OF EXPERIENTIAL ENTERTAINMENT VENUES   Trendy Retail + sports + esports + 360 degree movie theatre + gamified entertainment activities + F&B   AGAE has a controlling interest of this joint-venture based in Macau that specializes in the organization and promotion of live entertainment.  Past and Upcoming Events  Hosted inaugural show, a Walk off the Earth concert in April, 2024 in China   Upcoming shows include:   Strawberry + RhythmX Music Festival in Macau in Oct 2025  RhythmX Music Festival in Hainan in Spring 2026

 Introducing World Mahjong Tour  AGAE recently formed World Mahjong Tour (“WMT”), an exciting new venture to follow proven and sustainable business model utilized by World Poker Tour.  Mahjong, a centuries-old Chinese game based on skill, strategy, and luck, has had a resurgence in popularity, with the online market alone valued at $2.5 Billion(1) in 2024 and expected to reach $4.5 Billion by 2030  REVENUE TO BE DRIVEN THROUGH:   WMT Main Series: a blend of online qualification rounds and live tournaments, providing players from around the world the opportunity to showcase their skills.  Auxiliary Services: WMT will also create proprietary mobile games, Mahjong-themed content production, and a comprehensive membership services model  First WMT Premier event finale: Held inside HyperX Arena in February of 2025  (1) Online Mahjong Platform Market report; July 2025

 32  Tokenizing the Physical World  Real World Asset (RWA) Strategy for Properties, Content and IP

 Market Opportunity  Massive Market Size: RWA tokenization projected to reach $10–16(1) trillion by 2030   Unlocking Illiquid Value: Real estate, collectibles, IP rights, and commercial contracts can be tokenized, turning illiquid assets into tradable, fractionalized instruments, with low barriers to entry; aligning with current Allied demographics  Global Shift Toward On-Chain Finance: Institutional and retail investors increasingly trust blockchain  Improved Capital Efficiency: Tokenized assets can be leveraged or traded 24/7   Increased Transparency & Security: Blockchain-based ledgers improve auditability and reduce fraud  Asset Diversity: Expandable beyond real estate to include:  Commercial properties & rental income  Intellectual property & royalties  Event-based passes & loyalty programs  Venue equity & access rights  Institutional Interest: BlackRock, JPMorgan, and Goldman Sachs have already begun exploring or investing in tokenized asset infrastructure; Robinhood recently launched stock tokens  (1) BCG & 21Shares

ALLIED
GAMING & ENTERTAINMENT

Business Model

- Revenue via token sales, trading fees, and platform transactions
- Loyalty staking programs and IRL x Web3 cross-utility
- Monetize venue access, content IP, and community engagement

Venue Equity Tokenization

- Tokenize ownership shares
- Enable fractional ownership
- Distribute dividends or revenue-sharing

Commercial Real Estate Revenue Tokenization

- Tokenize future rental income streams
- Utilize blockchain for transparent rent collection and automated profit distribution
- Facilitate secondary market trading of real estate-backed tokens

Tournament & Content IP Tokenization

- Tokenize digital content assets
- Introduce creator/brand tokens
- Deploy smart contracts for automated royalty distribution

34